T. Rowe Price Equity Index 500 Fund

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

Supplement to Summary Prospectus Dated May 1, 2019

Effective September 1, 2019, Alexa M. Gagliardi will succeed Ken D. Uematsu as the fund’s portfolio manager. Effective September 1, 2019, the portfolio manager table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Alexa M. Gagliardi	Chairman of Investment Advisory Committee	2019	2014
The date of this supplement is August 12, 2019.

F50-041-S 8/12/19